UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2012

Steel Excel Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

691 S. Milpitas Blvd., Suite 208, Milpitas, California, 95035
(Address of principal executive offices including zip code)

(408) 945-8600
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the approval of the Compensation Committee and Board of Directors of Steel Excel Inc. (the “Company”), on April 3, 2012, the Company entered into Amendment No. 3 (the “Amendment”) to the Independent Contractor Agreement, dated February 2, 2010, as amended (the “Agreement”), between the Company and John J. Quicke, its Interim President and Chief Executive Officer. The Amendment extended the term of Mr. Quicke’s service as the Company’s Interim President and Chief Executive Officer under the Agreement until December 31, 2012, unless the Agreement is earlier terminated.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this report:

Exhibit No.	Description

10.1	Amendment No. 3 to the Independent Contractor Agreement, dated April 3, 2012, between Steel Excel Inc. and John J. Quicke.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steel Excel Inc.

By:	/s/ Mark Zorko
	Name:	Mark Zorko
	Title:	Chief Financial Officer

Dated: April 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to the Independent Contractor Agreement, dated April 3, 2012, between Steel Excel Inc. and John J. Quicke.